AMENDMENT NO. 5 TO CREDIT AGREEMENT

This Amendment No. 5 to Credit Agreement dated as of May 20, 2009 (this “Amendment”) is entered into with reference to the Credit Agreement dated as of June 27, 2006, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 28, 2007, that certain Amendment No. 2 to Credit Agreement dated as of July 19, 2007, that certain Amendment No. 3 to Credit Agreement dated as of March 28, 2008, and that certain No. 4 to Credit Agreement dated as of September 26, 2008, among The McClatchy Company, as the Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent and the other Lenders party thereto (as so amended, the “Credit Agreement”).  Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement.

1. Amendments.  The Borrower and the Administrative Agent (acting with the consent of the Required Lenders) hereby agree to amend the Credit Agreement as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions thereto in appropriate alphabetical sequence:

““Amendment No. 5” means Amendment No. 5 to this Agreement, dated as of May 20, 2009.

“Exchange” means (i) an offer to exchange, redeem, refinance or repurchase and the exchange, redemption, refinancing or repurchasing with cash and/or notes of the Borrower for all or a portion of the Public Indebtedness, and (ii) any subsequent use of cash for the Early Retirement of Public Indebtedness, which cash was available for use in a transaction under clause (i) and was not utilized in such transaction.

“Exchange Transaction Expenses” means all fees, costs and expenses associated with the Exchange (whether or not consummated) and paid, payable or reimbursable by the Borrower or its Subsidiaries, including (i) fees and expenses, including amendment fees, related to the negotiation, execution and delivery of  Amendment No. 5, (ii) fees and expenses payable to the Financial Advisors, (iii) fees and expenses payable to the dealer manager, the information agent and the exchange agent, and (iv) fees and expenses of legal counsel and accountants.

“Financial Advisors” means Alvarez & Marsal North America, LLC, or any other financial advisor agreed to by the Administrative Agent in writing from time to time.

“Sale-Leaseback Asset” means any real or personal property that is initially owned by the Borrower or one of its Subsidiaries and is subject or is made subject to an arrangement providing for the Borrower or one of its Subsidiaries to lease such real or personal property from a Person subsequent to selling or otherwise transferring such property, directly or indirectly, to such Person.

“Senior Secured Debt Amount” means the sum of (i) a principal amount (including any unfunded commitments) equal to $1,150,000,000, less the aggregate amounts of actual prepayments that occur with respect to the Term A Facility and reductions in Commitments that occur with respect to the Revolving Credit Facility, plus (ii) interest and fees accrued on the amounts specified in clause (i), plus (iii) fees, expenses and other amounts secured under this Agreement and the other Loan Documents or under the documents or instruments governing any financing arrangements that refinance, refund, renew, extend or otherwise replace this Agreement (or any subsequent refinancings, refundings, renewals, extensions or replacements of any such arrangements).

“Stated Maturity” means the date on which the principal amount of any Indebtedness is stated to be due and payable in the instrument governing such Indebtedness; provided that any right of the holder of such Indebtedness to require the issuer of such Indebtedness to redeem, repurchase or prepay such Indebtedness upon the occurrence of a change of control or asset sale will not be deemed to cause an earlier maturity date with respect to such Indebtedness.”

(b) The definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

““Applicable Rate” means, from time to time, the following rates per annum (expressed in basis points), determined by reference to the statement of Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Consolidated Total Leverage Ratio	Commitment Fee	Eurodollar Rate + Letters of Credit	Base Rate
< 5.0 to 1.00	50.0	325.0	225.0
≥ 5.00 to 1.00 but < 6.00 to 1.00	62.5	400.0	300.0
≥ 6.00 to 1.00	75.0	475.0	375.0

; provided, however, that upon completion of the sale of the Miami Property, each of the Eurodollar Rates, Letter of Credit margins and Base Rates set forth above shall be reduced by 25.0 (illustratively, the Base Rate when the Consolidated Total Leverage Ratio was less than 5.00 to 1.00 would be 200.0).

If a Compliance Certificate setting forth the Consolidated Total Leverage Ratio shall not have been delivered to the Administrative Agent as required by Section 6.02(a), the “Applicable Rate” shall be the highest rate set forth in the foregoing grid until such Compliance Certificate is so delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).”

(c) The definition of the term “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

““Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (iv) the amount of equity-based compensation expense deducted in determining such Consolidated Net Income, (v) all non-cash restructuring charges for such period, (vi) all cash restructuring charges for such period, up to an aggregate amount of $100,000,000 for all periods (of which $25,408,000 may be incurred in the first two fiscal quarters of 2008, and the remaining $74,592,000 will be available for incurrence beginning with the third fiscal quarter of 2008), (vii) other non-recurring or non-cash charges or non-cash losses (as determined in the reasonable discretion of the Administrative Agent in consultation with the Borrower) of the Borrower and its Subsidiaries reducing Consolidated Net Income for such period, (viii) all charges and losses in connection with the extinguishment of debt, and (ix) all Exchange Transaction Expenses and minus (b) the following to the extent increasing Consolidated Net Income for such period: (i) all non-recurring or non-cash gains or other non-recurring or non-cash items (as determined in the reasonable discretion of the Administrative Agent in consultation with the Borrower), and (ii) all gains associated with the extinguishment of debt.  Upon the Disposition of a Business Unit, Consolidated EBITDA for the four fiscal quarter period during which the Disposition occurred shall be reduced by the Consolidated EBITDA for such four fiscal quarter period (if positive), or increased by the Consolidated EBITDA for such four fiscal quarter period (if negative), directly attributable to the Business Unit that was the subject of such Disposition using the same methodology as set forth in such Schedule 1.01 (as determined in the reasonable discretion of the Administrative Agent in consultation with Borrower).”

(d) The definition of the term “Excluded Asset” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

““Excluded Asset” means (i) a Sale-Leaseback Asset, (ii) excess real property that is leased or subleased, and (iii) any other assets Disposed of pursuant to Section 7.03 to the extent that the Net Cash Proceeds of all Dispositions of such assets in the fiscal year in which such Disposition occurs shall be less than $5,000,000.”

(e) Sections 2.05(b)(ii) and 2.05(b)(iii) of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

“(ii)           Within five (5) Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(b), the Borrower shall prepay an aggregate principal amount of Loans in an amount equal to (A) 75% of Excess Cash Flow for the fiscal year covered by such financial statements (such prepayment to be applied as set forth below), less (B) for the prepayment related to fiscal year 2009, $15,000,000, and for the prepayment related to fiscal year 2010, $10,000,000; provided, however, that the amount of such prepayment shall not be less than an amount equal to 50% of Excess Cash Flow for the fiscal year covered by such financial statements.

(iii)           On the dates specified in clauses (B) through (F) of Section 2.06(b)(i), the Borrower shall prepay an amount sufficient to cause the Total Revolving Credit Outstandings to be less than or equal to the Revolving Credit Facility as reduced in accordance therewith.”

(f) Section 2.06(b)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(i)           The Revolving Credit Facility shall be automatically and permanently reduced as follows:

(A)          upon the sale of the Miami Property, by $125,000,000 at the close of business on the date the prepayment required under Section 2.05(b)(i)(A) is made;

(B)          by $5,000,000 at the close of business on the earlier to occur of the date of closing of an Exchange or June 30, 2009;

(C)          by $5,000,000 at the close of business on September 30, 2009

(D)          by $30,000,000 at the close of business on December 31, 2009;

(E)          by $5,000,000 by at the close of business on March 31, 2010;

(F)          by $5,000,000 at the close of business on June 30, 2010; and

(G)          at the close of business on the date any prepayment of the Revolving Credit Facility is required to be made under clauses (i), (ii), (iv), (v) or (vii) of Section 2.05(b), by the amount of any such required repayment.”

(g) A new Section 6.14 of the Credit Agreement is hereby added following Section 6.13 of the Credit Agreement to read in its entirety as follows:

“6.14                      Financial Advisors.  The Borrower shall engage the Financial Advisors (i) to develop a quarterly financial forecast through June 30, 2011 to include a balance sheet, income statement and statement of cash flows that shall be in a form reasonably acceptable to the Administrative Agent (the “Forecast”) and (ii) upon the request of the Administrative Agent, to review and report upon such other matters as the Administrative Agent may reasonably request.  The Borrower shall deliver the Forecast to the Administrative Agent within 45 days of the closing of Amendment No. 5; shall deliver to the Administrative Agent a quarterly report providing an analysis of the variance to the Forecast at the time of delivery of each Compliance Certificate; shall deliver an updated Forecast to the Administrative Agent by March 1 of each year thereafter; and shall, upon the request of the Administrative Agent, make the Financial Advisors available to answer questions from the Administrative Agent and the Lenders concerning the Forecast.”

(h) Section 7.03(iv) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(iv)                      the Borrower or any of its Subsidiaries may make Dispositions of inventory and of obsolete, unneeded or worn out property, whether now owned or hereafter acquired, may lease or sublease excess real property, and may grant licenses of intellectual property, in each case in the ordinary course of business;”

(i) A new clause (G) is hereby added at the end of Section 7.08(a) of the Credit Agreement to read in its entirety as follows:

“(G)           with respect to clause (iii) above, to the extent such Contractual Obligation permits the creation, incurrence, assumption or existence of a Lien on property of the Borrower or any Subsidiary (x) to secure Obligations (including Loans, L/C Obligations and amounts that may be funded from time to time as Loans under the Revolving Credit Commitment) in favor of the Administrative Agent on behalf of the Lenders under this Agreement and (y) to secure amounts due under one or more other financing arrangements that refinance, refund, renew, extend or otherwise replace this Agreement in whole or in part in favor of lenders or other holders of indebtedness (or an agent on behalf of such lenders or holders) (or any subsequent refinancings, refundings, renewals, extensions or replacements of any such arrangements), in an aggregate amount pursuant to clauses (x) and (y) of up to the Senior Secured Debt Amount and any hedging obligations related to such Obligations or amounts.”

(j) Sections 7.09(h), 7.09(i) and 7.09(j) of the Credit Agreement hereby amended and restated to read in their entirety as follows:

“(h)           the Borrower may make any payment at the maturity of, or any payment constituting an Early Retirement of:

(i)           its 7.125% Notes due June 1, 2011 or the 4.625% Notes due November 1, 2014 so long as such payment is funded solely from: (a) Qualified Bonds, (b) from Indebtedness permitted under Section 7.02(c), or (c) in connection with an Exchange, existing cash, proceeds of Revolving Credit Loans, or proceeds of the Disposition of Sale-Leaseback Assets in an aggregate amount not to exceed $60,000,000; provided, that (x) the amount of cash applied to the Early Retirement of 4.625% Notes due November 1, 2014 shall not exceed $25,000,000 and (y) the Indebtedness incurred under clauses (a) or (b) above shall have a Stated Maturity of no earlier than July 1, 2014; and

(ii)           its Later Maturity Public Indebtedness (excluding the 7.125% Notes due June 1, 2011 and the 4.625% Notes due November 1, 2014), so long as such payment is funded solely from: (a) Qualified Bonds or (b) from Indebtedness permitted under Section 7.02(c); provided that the Indebtedness incurred under clauses (a) or (b) above shall have a Stated Maturity of no earlier than July 1, 2014;”

 (i)           the Borrower may (i) declare and pay cash dividends to its stockholders and (ii) purchase, redeem or otherwise acquire for cash Equity Interests issued by it, if after giving effect thereto (A) the aggregate amount of such dividends, purchases, redemptions or acquisitions paid or made after May 20, 2009 under clauses (i) and (ii) would be less than $20,000,000, and (B) if such dividend is declared or such purchase, redemption or acquisition is made at a time when the amount of Consolidated Indebtedness of the Borrower would not cause the Consolidated Total Leverage Ratio to equal or exceed 3.00 to 1.00 calculated using the Consolidated EBITDA of the Borrower as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a).

(j)           the Borrower may make any payment at the maturity of, or any payment constituting an Early Retirement of, its 7.125% Notes due June 1, 2011, if after giving effect thereto (A) the aggregate amount of thereof after September 15, 2008 would be less than $50,000,000, and (B) the amount of Consolidated Indebtedness of the Borrower would not cause the Consolidated Total Leverage Ratio to equal or exceed 4.00 to 1.00 calculated using the Consolidated EBITDA of the Borrower as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a).

2. Conditions Precedent.  The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of:

(a) counterparts of this Amendment executed by the Borrower;

(b) written consents hereto executed by the Required Lenders in substantially the form of Exhibit A attached hereto;

(c) receipt by the Administrative Agent of amendment fees in an amount equal to 0.25% of the aggregate principal amount of Loans, L/C Obligations and unfunded Commitments (based, in each case, on a $600,000,000 Revolving Credit Facility) held by Lenders that shall have executed and returned written consents in substantially the form of Exhibit A attached hereto to Mayer Brown LLP by 8:00 p.m (Eastern Time) on May 20, 2009 (which fees shall be distributed by the Administrative Agent ratably among such consenting Lenders);

(d) receipt by the Administrative Agent of written consents hereto executed by all of the Guarantors in substantially the form of Exhibit B attached hereto; and

(e) receipt by the Administrative Agent of all fees and expenses payable to it and its special counsel in connection with this Amendment.

3. Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the date of this Amendment, (i) no Default has occurred and remains continuing, and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, and each other Loan Document or which are contained in any document furnished at any time under or in connection with the Credit Agreement are true and correct as if made on the date hereof, except for representations and warranties which expressly speak as of a particular date, in which case they shall be true and correct as of such earlier date and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

4. Release.  The Borrower acknowledges that the Administrative Agent and Lenders have complied with all of their obligations and duties under the Credit Agreement and other Loan Documents through the date hereof and that, accordingly, as of the date hereof, the Borrower has no claims or causes of action against the Administrative Agent or any Lenders in any manner relating thereto.  In furtherance of the foregoing, the Borrower wishes (and Administrative Agent and the Lenders agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect the Administrative Agent's or any Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this letter and other good and valuable consideration, the Borrower (for itself and its Affiliates and its successors, assigns, and representatives) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Administrative Agent and each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, arising out of, connected with or related in any way to the Credit Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of the Administrative Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or the issuance of any Letters of Credit or other advances, or the management of such Loans, Letters of Credit or advances or the Collateral, in each case, to the extent such act, event, or transaction occurred on or prior to the date hereof.

5. Confirmation.  In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

6. Counterparts.  This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

17530939.13 04262717

IN WITNESS WHEREOF, the Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

THE McCLATCHY COMPANY

By: /s/ Patrick J. Talamantes
Name: Patrick J. Talamantes
Title: Vice President & CFO

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Ken Puro
Name: Ken Puro
Title: Vice President

17530939.13 04262717

[Exhibit A to Amendment]

CONSENT OF LENDER

This Consent of Lender is delivered by the undersigned Lender to Bank of America, N.A., as Administrative Agent, with reference to the Credit Agreement dated as of June 27, 2006 (the “Credit Agreement”), among The McClatchy Company, as the Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent and the other Lenders party thereto (the “Credit Agreement”).  Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned is a party to the Credit Agreement and hereby consents to the execution and delivery of the proposed Amendment No. 5 to Credit Agreement by the Administrative Agent on behalf of the Lenders party to the Credit Agreement, substantially in the form of the draft presented to the undersigned.

[Name of Lender]

By:
Title:

17530939.13 04262717                                                Exhibit A to Amendment

[Exhibit B to Amendment]

CONSENT AND REAFFIRMATION OF GUARANTOR

This Consent and Reaffirmation of Guarantor is delivered by the undersigned Guarantor to Bank of America, N.A., as Administrative Agent, with reference to the Amended and Restated Guaranty dated as of September 26, 2008 (the “Guaranty”) delivered pursuant to the Credit Agreement dated as of June 27, 2006 (the “Credit Agreement”), among The McClatchy Company, as the Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent and the other Lenders party thereto (the “Credit Agreement”).  Capitalized terms used herein are used with the meanings set forth for those terms in the Credit Agreement.

Each of the undersigned is a party to the Guaranty and hereby consents to the execution and delivery of the proposed Amendment No. 5 to Credit Agreement, substantially in the form of the draft presented to the undersigned.  By its execution hereof, each of the undersigned hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guaranty and (ii) acknowledges and agrees that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

McClatchy Newspapers, Inc.

By:

Its:

[Signatures Continue]

East Coast Newspapers, Inc.

By:

Its:

[Signatures Continue]

The News and Observer Publishing Company

By:

Its:

[Signatures Continue]

Tacoma News, Inc.

By:

Its:

[Signatures Continue]

San Luis Obispo Tribune, LLC

By:           The McClatchy Company,

its Sole Member

By:

Its:

[Signatures Continue]

McClatchy Management Services, Inc.

By:

Its:

[Signatures Continue]

Miami Herald Media Company

By:

Its:

[Signatures Continue]

Macon Telegraph Publishing Company

By:

Its:

[Signatures Continue]

Columbus Ledger-Enquirer, Inc.

By:

Its:

[Signatures Continue]

Gulf Publishing Company, Inc.

By:

Its:

[Signatures Continue]

The Bradenton Herald, Inc.

By:

Its:

[Signatures Continue]

The Sun Publishing Company, Inc.

By:

Its:

[Signatures Continue]

Nittany Printing and Publishing Company

By:

Its:

[Signatures Continue]

The State Publishing Company

By:

Its:

[Signatures Continue]

The Charlotte Observer Publishing Company

By:

Its:

[Signatures Continue]

Wichita Eagle and Beacon Publishing Company, Inc.

By:

Its:

[Signatures Continue]

Pacific Northwest Publishing Company, Inc.

By:

Its:

[Signatures Continue]

Lexington H-L Services, Inc.

By:

Its:

[Signatures Continue]

Cypress Media, Inc.

By:

Its:

[Signatures Continue]

Cypress Media, LLC

By:

Its:

[Signatures Continue]

Quad County Publishing, Inc.

By:

Its:

[Signatures Continue]

Star-Telegram Operating, Ltd.

By:           Cypress Media, LLC, its General Partner

By:           Cypress Media, Inc., its Sole Member

By:

Its:

[Signatures Continue]

McClatchy U.S.A., Inc.

By:

Its:

17530939.13 04262717                                                Exhibit A to Amendment